UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
80 Wall Street, Suite 815
New York, New York 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 20, 2008
_________________________

The Annual Meeting of Stockholders of Hotel Outsource Management International, Inc. will be held at the David Intercontinental Hotel, 12 Kaufman Street, Tel Aviv, Israel, 11th Floor on Thursday, November 20, 2008 at 10:30 a.m., local time, to consider and act upon the following matters:

1.	To elect seven members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified;

2.	Ratification of the appointment of Barzily & Co. as independent accountants for the fiscal year ending December 31, 2008;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

A Proxy Statement and Form of Proxy are enclosed herewith. The annual report of stockholders of the company for the year ended December 31, 2007 is attached hereto. Only stockholders of record at the close of business on October 9, 2008, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

/s/ DANIEL COHEN
_____________________
President

New York, New York

October 3, 2008

THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY STATEMENT
OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
————————
ANNUAL MEETING OF STOCKHOLDERS OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
TO BE HELD NOVEMBER 20, 2008
AT
TEL AVIV, ISRAEL
————————

This Proxy Statement, dated October 3, 2008 (“Proxy Statement”), and the accompanying proxy card are being furnished in connection with the solicitation of proxies by Hotel Outsource Management International, Inc. (“HOMI” or the “Company”) to be voted at an Annual Meeting of the Company (together with any adjournments, postponements, or reschedulings thereof, the “Annual Meeting”).

Voting materials, which include this Proxy Statement and a proxy card, will be mailed to stockholders on or about October 5, 2008.

In this Proxy Statement:

• “We,” “us,” and “our” refer to HOMI, as defined above;
• The “Company” or “HOMI” refers to Hotel Outsource Management International, Inc.;
• "Board of Directors” or “Board” means HOMI’s Board of Directors; and
• “SEC” means the Securities and Exchange Commission.

We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

An Annual Meeting will be held at 10:30 a.m., local time, on November 20, 2008, at the David Intercontinental Hotel, 12 Kaufman Street, 11th Floor, Tel Aviv, Israel. The record date (the “Record Date”) for determining stockholders entitled to notice of and to attend the Annual Meeting is October 9, 2008.

HOMI’s principal offices are located at 80 Wall Street, Suite 815, New York, New York 10005.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and proxy card from us because you owned shares of HOMI common stock as of the Record Date. This Proxy Statement describes important issues on which we would like you, as a stockholder, to vote, including an important election of the Company’s directors.

When you sign the proxy card, you appoint HOMI’s directors as your representatives at the meeting. They will vote your shares at the Annual Meeting in the manner that you have directed on the accompanying proxy card. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees, listed below, as directors of the Company, and FOR the ratification of the appointment of Barzily & Co. as independent auditors. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign, date and return your proxy card in advance of the meeting in case your plans change. This way, your shares will be voted whether or not you attend the Annual Meeting.

The proxy cards should be sent to Standard Registrar & Transfer Co Inc., 12528 South 1840, East Draper, Utah 84020 or sent via facsimile to Aryeh Reif, Adv., Corporate Secretary of the Company, at: International Dialing Code +972-2-999-7993.

Proposal to be Voted on at the Annual Meeting

At the Annual Meeting, a vote will be held on:

• The election of seven members of the Board of Directors; and

• The appointment of Barzily & Co. as independent auditors; and

• Such other matters that may properly come before the Annual Meeting.

Pursuant to this Proxy Statement, we are soliciting your proxy in support of the election of the Director Nominees as directors of the Company and in support of the appointment of Barzily & Co. as independent auditors.

The Proxy Statement and proxy card are first being mailed to the stockholders of the Company on or about October 5, 2008.

PROPOSAL ONE.
ELECTION OF DIRECTORS

Seven Directors are to be elected at the meeting and will serve until HOMI’s 2009 Annual Meeting and until each of their successors have been elected or until their earlier resignation or removal. Six of the seven director nominees are currently serving as directors of HOMI. HOMI’s President, Mr. Daniel Cohen, is the seventh director nominee. Mr. Philippe Schwartz and Mr. Uri Kelner, who are currently directors, are not included among the seven director nominees. Shares represented by proxies which are returned properly signed will be voted for the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. Should a nominee become unable to serve as a director (which is not anticipated), the proxy will be voted for the election of a substitute nominee who shall be designated by the Board.

Information with respect to each nominee and executive officer of the Company, including the principal occupation of each for the past five years, positions and offices held with the Company, membership on other boards of directors and age is set forth below. There are no family relationships among any of the Company's directors and officers. For information with respect to beneficial ownership of the Company's Common Stock, see "Security Ownership of Certain Beneficial Owners and Management.” The seven nominees are:

DANIEL COHEN

JACOB RONNEL

ARIEL ALMOG

AVRAHAM BAHRY

JACOB FAIGENBAUM

JULES M. POLAK

YOAV RONEN.

The seven nominees receiving the highest number of votes from stockholders, either in person or by proxy, will be elected as HOMI’s directors.

All seven of the director-nominees have consented to their being named in this proxy statement and to serving as directors if elected.

NOMINEE BIOGRAPHIES

Daniel Cohen, 53, was appointed President of HOMI in August 2008. Mr. Cohen has been a consultant to HOMI since September 2007. Since February 2008 he has been Chairperson of Conceptic Ltd., an Israeli company which develops electronic menu systems for the restaurant industry. From 1997 to 2005, Mr. Cohen served as Chairman, President and Chief Executive Officer of Bartech Systems International, Inc., a U.S. corporation which creates automated mini-bar solutions for the hotel industry. Mr. Cohen is a graduate of Ecole Hoteliere de Lausanne (International Institute of Hospitality Management) and is a graduate of the Advanced Management Program, INSEAD.

Jacob Ronnel, 50, has been Chief Executive Officer and a director of HOMI since December 28, 2001, and a director of HOMI Israel Ltd. (formerly known as Bartech Mediterranean Ltd.) since May 1997. Mr. Ronnel served as President of HOMI from December 2001 to August 2008. In addition, he serves as a director and Chief Executive Officer of subsidiaries of HOMI. From July 1997 to September 1997, Mr. Ronnel was a consultant to and provisional manager of Brookside Investments, Ltd. From 1996 to 2002, he was a consultant for Kassel Financial Consultants, located in Israel. Mr. Ronnel obtained a degree in International Hotel Administration from Ecole Hoteliere de Lausanne, Switzerland.

Ariel Almog, 39, served as Chief Operating Officer of HOMI from December 28, 2001 until August 2008. He has served as a director of HOMI since December 2007. Mr. Almog was appointed Chief Executive Officer of HOMI USA, Inc., HOMI's United States subsidiary, in August 2008. He has been Chief Operating Officer and a director of HOMI Israel Ltd. (formerly known as Bartech Mediterranean Ltd.) since May 1997. In addition, he serves as an officer and/or director of subsidiaries of HOMI. From 1996 to 1998, Mr. Almog was an owner of a franchise Apropo Cafe restaurant in Israel. He received a Bachelor of Business Administration and Marketing from Schiller International University (American University, Paris, France).

Avraham Bahry, 61, has been Chairman of HOMI since December 2004. Mr. Bahry established Mul-T-Lock Ltd., an Israeli corporation, in 1973, which he grew into a multi-national holding company in the business of products and services for the protection of life and property. Mr. Bahry sold Mul-T-Lock Ltd. in 1999 and has worked as a consultant since then.

Jacob Faigenbaum, 53, has been a director of HOMI since 2007. He has served as founder and Managing Director of Financial Guardian Group since 2001. He was Senior Manager of Old Mutual International in London from 1997 to 2001, and he was Managing Director of Pioneer International, International Investments Advisory from 1986-1997. Mr. Faigenbaum served in the Israeli Defense Forces as Colonel. He received a Masters of Economics and Business Administration from Bar Ilan University (Israel) and is currently finishing his LLB.

Jules M. Polak, 61, has been a director of HOMI since December 2004. Mr. Polak has been a principal of Jules Polak Business Consulting Ltd. since 2000. From 1993 to 2000, he was Chief Executive Officer of Golden Pages Israel, the yellow pages publisher of Israel. He has been a director of several public companies and privately held companies in Israel. He received a Masters of Business Administration from the Hebrew University in Jerusalem (Israel) and is a CPA (in Israel).

Yoav Ronen, 48, was elected to HOMI’s board of directors in December 2006. Mr. Ronen has years of experience managing hotels. Since 2005, he had been Supervisor and Director of Marketing for two hotels in Prague, Czech Republic: The Joe Hotel and Villa Schwaiger. Since 2003, he has been Supervisor and Director of Marketing for the Ros Maris Rob D.o.o. Hotel in Croatia. From 1995-2002 he served as Chief Executive Officer for the Hotel Jordan River in Tiberius, Israel, and Hotel Carmel in Netanya, Israel. Mr. Ronen obtained received a Bachelor’s degree in Business and Accounting from Tel Aviv University (Israel).

WE STRONGLY RECOMMEND A VOTE FOR EACH OF THE
DIRECTOR NOMINEES

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF BARZILY & CO. AS THE COMPANY'S REGISTERED INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2008.

The Audit Committee has appointed Barzily & Co. as the Company's independent registered public accounting firm for the year ending December 31, 2008. Our Board is submitting this appointment to our stockholders for ratification. Barzily & Co. has served as the Company's independent registered public accounting firm since April 2007. It is intended that the persons named in the accompanying proxy will vote for the ratification of Barzily & Co. Representatives of Barzily & Co. are expected to attend the meeting, to have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

On April 12, 2007, Kingery & Crouse, P.A. (“Kingery & Crouse”) resigned as independent auditors of HOMI.

The resignation of Kingery & Crouse was accepted by the Board of Directors of HOMI on April 13, 2007.

During HOMI's fiscal years ended December 31, 2004 and 2005, and interim periods March 31, 2006, June 30, 2006 and September 30, 2006, there were no disagreements with Kingery & Crouse on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Kingery & Crouse satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Kingery & Crouse's report on the financial statements for the year ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

On April 13, 2007, the Board of Directors of HOMI approved the engagement of Barzily & Co. as HOMI's independent public accountants for its fiscal year ending December 31, 2006. This decision was finalized between HOMI and Barzily & Co. on April 13, 2007. During HOMI's two fiscal years ended December 31, 2004 and 2005, and interim period subsequent to December 31, 2005, HOMI did not consult with Barzily & Co. on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a)(1)(iv) or regulation S-K) with HOMI's former auditor.

HOMI filed an 8-K with the Securities and Exchange Commission regarding the resignation of Kingery & Crouse, and the engagement of Barzily & Co. on April 16, 2007.

ACCOUNTING FEES AND OTHER ACCOUNTING MATTERS

The following is a summary of the fees billed or expected to be billed to us by Barzily & Co., the Company's independent auditors, for professional services rendered for the fiscal years ended December 31, 2006 and December 31, 2007.  The 2006 figures include those fees paid to Kingery & Crouse, P.A, as well as to Barzily & Co.:
Fee Category	2007 Fees	2006 Fees

Audit Fees(1)	$51,000	$46,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0
Total Fees	$51,000	$46,000
______________________________
(1) Audit Fees consist of aggregate fees billed or expected to be billed for professional services rendered for the audit of the Company's annual consolidated financial statements included in the Company's Annual Reports on Form 10-KSB and review of the interim consolidated financial statements included in Quarterly Reports on Form 10-QSB or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2007 and December 31, 2006, respectively.

(2) Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." Such services include review of SB-2 filings and research into various accounting issues.

(3) Tax Fees consist of aggregate fees billed or expected to be billed for professional services rendered for tax compliance, tax advice and tax planning. These fees related to preparation of the Company's federal and state income tax returns and other tax compliance activities.

(4) All Other Fees consist of aggregate fees billed for products and services provided by Barzily & Co., other than those disclosed above.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

WE STRONGLY RECOMMEND A VOTE FOR THE APPROVAL OF BARZILY & CO. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

OTHER MATTERS

As of the date hereof, we are not aware of any matter that will be presented for consideration at the Annual Meeting, other than the election of seven directors and the ratification of the appointment of Barzily & Co. as independent accountants. Should other matters properly come before the Annual Meeting, the attached proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. The proxies named on the accompanying proxy cards will not use such discretionary authority to vote the proxies to adjourn matters of which the Participants are aware a reasonable time before the Annual Meeting.

This Proxy Statement contains information regarding: (i) the beneficial ownership of securities of HOMI by (A) any person known to HOMI to beneficially own 5% or more of any class of voting securities of HOMI; (B) each current Board director and executive officer of HOMI; and (C) all directors and executive officers of HOMI as a group; and (ii) HOMI’s directors and management, including information relating to management compensation.

SHAREHOLDER PROPOSALS FOR THE COMPANY'S
2009 ANNUAL MEETING

In order to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company’s Corporate Secretary, via  fax,  International Dialing Code +972-2-9997993, or by mail to HOMI, at 100 Levi Eshkol Street, Tel-Aviv 69361, attention Aryeh Reif, Corporate Secretary on or before February 28, 2009.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

VOTING PROCEDURE

As of the Record Date, the Company has 41,122,078 outstanding shares.

You may vote FOR all of the Director Nominees, you may WITHHOLD AUTHORITY FOR ALL, or you may withhold authority for any individual Nominee.

You may approve the ratification of the appointment of Barzily & Co. as independent accountants, or you may vote against its appointment.

The proxy holder identified in the proxy card accompanying this Proxy Statement will vote the accompanying proxy card in the manner directed by the signing stockholder. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company, and FOR the ratification of the appointment of Barzily & Co. as independent accountants. With respect to other matters that may properly come before the Annual Meeting, or at any postponement or adjournment thereof, the proxy holders identified in the accompanying proxy card will vote shares represented by the proxy card in accordance with the proxies’ discretion. To the extent that other matters properly come before the Annual Meeting that do not fall within the proxies’ voting discretion, the named proxies may not vote the shares represented by the accompanying proxy on such matters.

If you are the beneficial owner of shares held through a broker or other nominee, your broker or nominee should provide you with information regarding the methods by which you can direct your broker or nominee to vote your shares. Your broker or nominee might send you, for example, a voting instruction card, similar to the Company’s proxy card, to be completed, signed, dated and returned to your broker or nominee by a date in advance of the meeting, and/or information on how to communicate your voting instructions to your broker or nominee by telephone or over the Internet.

By completing, signing, dating and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the meeting in the manner you indicate. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company and FOR the ratification of the appointment of Barzily & Co. as independent accountants for HOMI. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is a likely indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

REVOCABILITY OF PROXIES

Any person giving a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with our Corporate Secretary an instrument of revocation or by submitting to our Corporate Secretary a duly executed proxy bearing a later date. It also may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke a proxy.

Any proxy given pursuant to this solicitation also may be revoked, no later than the start of the Annual Meeting, by delivery to our Corporate Secretary of a duly executed proxy bearing a later date.

QUORUM REQUIREMENT

Shares shall be counted as present at the Annual Meeting if the stockholder either:

• is present and votes in person at the Annual Meeting; or
• has properly submitted a proxy card.

A majority of the Company’s outstanding shares as of the Record Date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

CONSEQUENCES OF NOT RETURNING YOUR PROXY; BROKER NON-VOTES

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

• vote your shares on routine matters; or
• leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

We believe that a broker will not have discretionary authority to vote shares for the election of directors. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. Broker non-votes, if any, will not be counted as having been voted and will not have an effect on the proposal to elect directors, since the election of directors does not require a plurality vote. We encourage you to provide instructions to your brokerage firm to vote your shares for Director Nominees.

EFFECT OF ABSTENTIONS

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions will be treated as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote and thus could result in the failure of the two proposals.

REQUIRED VOTE

 Assuming a quorum is present, the seven nominees receiving the highest number of “yes” votes will be elected as directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been voted on. The approval of ratification of the appointment of Barzily & Co. as independent accountants will require the affirmative vote of a plurality of the shares present at the meeting. Stockholders may not cumulate votes in the election of directors.

APPRAISAL RIGHTS

The Company’s stockholders have no appraisal rights under the General Corporation Law of the State of Delaware in connection with the election of directors.

SOLICITATION

These proxies are being solicited by the Board of Directors of the Company. Copies of solicitation material will be furnished by the Company without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. As part of the solicitation, HOMI may communicate with stockholders of HOMI by mail, courier services, Internet, advertising, telephone, facsimile or in person.

The Company will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred will be approximately $5,000.

CORPORATE GOVERNANCE

Director Independence

Our current Board members consist of Mr. Bahry, Mr. Ronnel, Mr. Almog, Mr. Faigenbaum, Mr. Polak, Mr. Schwartz, Mr. Kellner and Mr. Ronen. The Board has determined that Messrs. Polak, Faigenbaum, Schwartz, Kellner and Ronen are independent applying the definition of independence under the listing standards of the American Stock Exchange. Messrs. Bahry, Ronnel and Almog are not independent. Daniel Cohen, a director nominee, is not independent. Mr. Schwartz and Mr. Kellner are not director nominees.

Term of Directors

Directors hold office until the next annual meeting and until their successors are elected and have qualified.

Audit Committee

Our Audit Committee consists of three directors, Mr. Polak (chairman), Mr. Ronen and Mr. Schwartz. Each such member of the committee is independent applying the definition of independence under the listing standards of the American Stock Exchange. The Audit Committee was formed on December 28, 2004. The Board has determined that Mr. Polak qualifies as an "audit committee financial expert" as defined by Item 407(d)(5)(ii) of Regulation S-K, and Mr. Polak is independent applying the definition of independence under the listing standards of the American Stock Exchange. For information on Mr. Polak's experience, please see "Nominees for Director – Jules M. Polak." Of the three Audit Committee members, only Mr. Polak and Mr. Ronen have been nominated to serve another term on our board of directors.

Statement of Audit Committee

The Audit Committee of the Board offers this statement regarding the Company's audited financial statements contained in its annual report on Form 10-KSB for the year ended December 31, 2007 and regarding certain matters with respect to Barzily & Co., the Company's independent auditors. This statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the Securities and Exchange Commission by the Company, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the Securities and Exchange Commission.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2007 with management. We have discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600 T, and have discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission. Director Nomination Process

Nominating Functions Performed by Board as a Whole

The Board of Directors (the "Board") does not currently have a standing nominating committee. The functions which would be performed by a nominating committee are performed by the Board as a whole, and there is no separate nominating committee charter. Our Board consists of Mr. Bahry, Mr. Ronnel, Mr. Almog, Mr. Faigenbaum, Mr. Polak, Mr. Schwartz, Mr. Kellner and Mr. Ronen. The Board has determined that Messrs. Polak, Faigenbaum, Ronen, Schwartz and Kellner are independent applying the definition of independence under the listing standards of the American Stock Exchange. Messrs. Bahry, Ronnel and Almog are not independent. Our board has nominated Daniel Cohen, Avraham Bahry, Jacob Ronnel, Ariel Almog, Jacob Faigenbaum, Yoav Ronen and Jules M. Polak to serve as directors of HOMI until the next annual meeting. Mr. Cohen will not be considered an independent director.  These nominees for the 2008 Annual Meeting were recommended for the Board's selection by at least a majority of our directors meeting the criteria for independence under the standards of the American Stock Exchange. The Company believes it is appropriate not to have a standing nominating committee because the size of our board makes it unnecessary to have a separately designated committee and we feel that obtaining an input from all the independent directors in connection with the nominations enhances the nomination process.

Criteria for Board Membership

The Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stockholders. In evaluating a candidate for nomination as a director of the Company, the Board will consider criteria including business and financial expertise; knowledge of our industry or other background relevant to our needs; "independence;" geography; experience as a director of a public company; and general criteria such as ethical standards, independent thought, practical wisdom, mature judgment, and willingness, ability and availability for service. Other than the foregoing general considerations, there are no stated minimum criteria for director nominees, although our Board may also consider such other factors as it may deem are in the best interests of us and our stockholders.

These general criteria are subject to modification and the Board shall be able, in the exercise of its discretion, to deviate from these general criteria from time to time, as the Board may deem appropriate or as required by applicable laws and regulations.

Stockholder Nominees

The Board will consider stockholder recommendations regarding candidates for director submitted in writing to the Board. Stockholders wishing to submit such recommendations may do so by sending a written notice to the Secretary of the Company together with supporting information a reasonable period of time prior to the mailing of the Company's Proxy Statement for the related annual meeting. In the case of the 2009 Annual Meeting, such recommendations must be submitted to the Company via its Corporate Secretary, on or before February 28, 2009. There will be no differences in the manner in which the Board evaluates nominees recommended by stockholders and nominees recommended by the Board or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. In connection with the 2008 Annual Meeting, the Board did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company's Common Stock for at least one year.

Process for Identifying and Evaluating Nominees

The Board believes the Company is well-served by the majority of its current directors. In the ordinary course, the Board will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, if a vacancy on the Board occurs between annual stockholder meetings, if the board believes the Company would be best served by the addition of new directors in place of certain incumbent directors or if our Board believes it is in the Company's best interests to expand its size, the Board may seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Nominees for director must be discussed by the full Board and approved for nomination by the affirmative vote of a majority of our Board, including the affirmative vote of a majority of the independent directors.

The Board will conduct a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual's willingness to serve and other background information. This information is evaluated against the criteria set forth above and the Company's specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the Company's needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Board will determine which nominee(s) to include in the slate of candidates that the Board recommends for election at each annual meeting of the Company's stockholders.

Board Meeting Attendance

During the year ended December 31, 2007, the Board of Directors held four meetings. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served. To date, in 2008, the Board has held three meetings.

Director Attendance at Annual Meetings

Board members are encouraged, but not required by any specific Board policy, to attend the Company's Annual Meeting. All of the then current and incumbent Board members attended the Company's 2007 Annual Meeting either in person or by telephone.

Shareholder Communications

The Board has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company's Secretary and should be sent to such individual c/o the Company. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Upon the Secretary's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Principal Stockholders and Security Ownership of Management

The following table sets forth certain information known to us with respect to beneficial ownership of HOMI common stock as of September 30, 2008, the number and percentage of outstanding shares of common stock beneficially owned by each person who beneficially owns:

More than 5% of the outstanding shares of our common stock; each of our officers and directors; and all of our officers and directors as a group; and our director nominees.

Names and Address of Beneficial Owner	Number of Shares Beneficially Owned	% Beneficially Owned (1)

Daniel Cohen (2) 5108 Wessling Lane Bethesda, Maryland 20814	1,282,812	3.12%

Jacob Ronnel (2) 21 Hasavoraim Street Tel Aviv, Israel	2,471,142	6.01%

Ariel Almog (2) 224 Maypoint Drive, San Raphael, CA	2,249,481	5.47%

Sigal Grinboim(3) 7 Barazani Street Ramat Aviv, Israel	0	0%

Linor Labandter(4) 100 Levi Eshkol Street, Apt # 9 Tel-Aviv 69361 Israel	0	0%

Avraham Bahry (2) 1 Gan Hashikmin Street Ganei-Yehuda-Savion, Israel	3,604,339	8.76%

Jules M. Polak (2) 4 Kiriati Street Ramat Gan, Israel	0	0%

Yoav Ronen (2) 2 Mivza Horev Street Modiin, Israel	26,565	0.06%

Philippe Schwartz (5) 999 California Street San Francisco, CA 94108	0	0%

Uri Kellner (5) 6 Herzel Rosenblum Street, Apt #6210, Tel Aviv, Israel 69379	0	0%

Jacob Faigenbaum (2) Migdal Moshe Aviv 7 Jabotinsky Street, 19th Floor Ramat Gan, Israel	0	0%

All officers and directors as a group (10 people)	9,634,339	23.43%

(1)	Based on a total of 41,122,078 shares outstanding as of June 30, 2008.
(2)	Director Nominee.
(3)	Ms. Grinboim served as Chief Financial Officer of HOMI until May 9, 2007.
(4)	Ms. Labandter has been Chief Financial Officer since May 9, 2007.
(5)	Currently serving as a Director, but not a Director Nominee

Certain Relationships and Related Transactions

Other than as disclosed below, there have been no transactions or proposed transactions which have materially affected or will materially affect us in which all director, executive officer or beneficial holder of more than 5% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

On December 28, 2007, HOMI Israel Ltd. ("HOMI Israel"), which is a wholly owned subsidiary of HOMI and which indirectly owned 60% of HOMI South Africa (Pty.) Ltd. (“HOMI SA”), entered into an agreement with Ice Maiden International Ltd. and its beneficial owners ("Ice Maiden"), which owned the remaining 40% of HOMI SA. Under the agreement, it was agreed that HOMI Israel will purchase Ice Maiden's 40% holding in HOMI SA at a purchase price of $73,000. In addition, it was agreed that the shareholder loan made by Ice Maiden to HOMI SA, the outstanding balance of which including accrued interest was $112,000 (the "Shareholder Loan"), would be repaid.

The closing of this transaction took place on March 10, 2008, at which time the Shareholder Loan was repaid in the following manner: (i) HOMI SA sold to Ice Maiden's order the minibars and related assets and equipment owned by HOMI SA which were installed at two hotels in Johannesburg, South Africa, and assigned to Ice Maiden's order the agreements it was a party to with such hotels regarding the operation of such minibars for an agreed price of $102,500 (inclusive of VAT). The total amount of the purchase price was set-off against the Shareholder Loan. (ii) arrangements were made for the repayment of the balance of the Shareholder Loan in the amount of $9,500.

As a result of the share purchase, HOMI SA became, as of March 10, 2008, an indirectly wholly (100%) owned subsidiary of the Company.

During the year ended December 31, 2007, HOMI incurred various related party expenses for the following:

Description	2007
Directors’ fees and liability insurance	66,000
Consulting & management fees	575,000
Interest Payments	18,000
Total	$659,000

Directors' compensation

Directors are reimbursed for the expenses they actually incur in attending board meetings. In addition, Directors are paid $1,000 per directors meeting, and $500 per committee meeting.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non Qualified Deferred Compensation Earnings	All Other Compensation	Total
Avraham Bahry	$5,000					$60,000	$65,000
Jacob Ronnel*
Ariel Almog*
Jules M. Polak	$7,000						$7,000
Phillipe Schwartz	$5,500						$5,500
Jacob Faigenbaum	$4,000						$4,000
Yoav Ronen	$5,500						$5,500
Uri Kellner	$3,000						$3,000

* Compensation for services as a director is fully reflected in the Executive Officer Compensation Table.

Executive Compensation

The following is a chart of compensation paid to all executive officers of the Company.

Name And Principal Position	Year	Annual Compensation			Long-Term Compensation		All Other Compensation ($)
		Salary ($)	Bonus ($)	Other	Awards
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs ($)

Jacob Ronnel(1)	2005	$107,994		$4,750 -interest			$13,491
CEO, President	2006	$96,000
	2007	$144,288	$41,690	$500

Ariel Almog(2)	2005	$153,979		$6,000- interest
COO	2006	$153,979
	2007	$193,389	$30,850	$500

Sigal Grinboim(3)	2005	$48,000
CFO	2006	$48,000
	2007	$38,500	$1,024

Linor Labandter(4)	2005	N/A
CFO	2006	N/A
	2007	$80,000	$9,816

Daniel Cohen(5)	2005	N/A
President	2006	N/A
	2007	N/A		$16,000 (6)

(1)	Mr. Ronnel's salary was paid by HOMI USA, Inc. (1/3) and by HOMI Inc. (2/3). Mr. Ronnel served as President of HOMI until August 2008. He remains CEO of HOMI.

(2)	Mr. Almog’s entire salary was paid by HOMI USA, Inc. Mr. Almog ceased to be HOMI's COO in August 2008, at which time he was appointed CEO of HOMI USA, Inc.

(3)	Ms. Grinboim's position as Chief Financial Officer terminated on May 9, 2007.

(4)	Ms. Labandter was appointed Chief Financial Officer in May 2007 and is an employee of HOMI Israel Ltd. Her salary was paid by HOMI Israel Ltd.

(5)	Mr. Cohen was appointed President of HOMI in August 2008.

(6)	Mr. Cohen was paid for consulting services.

Transaction Review
We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the stockholders approving the transaction.

Code of Ethics

HOMI has adopted a code of ethics that applies to its principal executive officers, principal financial officer and principal accounting officer. HOMI will provide any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.

Stockholder Proposals

Any proposal intended to be presented by a stockholder at the 2009 Annual Meeting of Stockholders must be received by the Company’s Corporate Secretary, via his  fax number, International Dialing Code +972-2-9997993, or at HOMI's Israeli offices, 100 Levi Eshkol Street, Tel-Aviv 69361, no later than the close of business on February 28, 2009 to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting.

Annual Reports

The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 (the "2007 Annual Report") containing consolidated financial statements reflecting the financial position of the Company as of December 31, 2007 and 2006, and the results of operations and statements of cash flows for each of the two years in the period ended December 31, 2007, is attached hereto. The 2007 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Delivery Of Documents To Security Holders Sharing An Address

The Company delivers its proxy materials and annual reports to each stockholder of record. If any stockholders sharing an address wish to receive only one copy of each such document, they should send a letter with this request to the Company's principal executive offices, c/o Corporate Secretary, at 100 Levi Eshkol Street, Tel-Aviv 69361, or by fax: International Dialing Code +972-2-9997993.

Additional Information

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

The Company files special, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

Other Business

The Annual Meeting of Stockholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person. Your participation in and discussion of the Company's affairs will be welcome.

                                         By Order of the Board of Directors

     /s/ Daniel Cohen

                                        Daniel Cohen, President

Date: October 3, 2008

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
PROXY

This Proxy is solicited on behalf of Hotel Outsource Management International, Inc. Board of Directors
For the Annual Meeting on November 20, 2008

The undersigned hereby appoints Daniel Cohen, Jacob Ronnel, Ariel Almog, Avraham Bahry, Jules M. Polak, Jacob Faigenbaum and Yoav Ronen or any one of them, with the power of substitution in each, or the designated Trustee of any applicable employee benefit plan, proxies to vote all stock of the undersigned on the following proposals and, in their discretion, upon such other matters as may properly come before the Annual Meeting of the Shareholders to be held at the  David Intercontinental Hotel, 11th Floor, 12 Kaufman Street, Tel Aviv 61501, Israel on November 20, 2008, at 10:30 AM and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCK HOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED IN THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF DIRECTOR NOMINEES LISTED ON THE PROXY CARD, OR IN ACCORDANCE WITH THE PROXIES’ DISCRETION TO VOTE FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE; (ii) FOR THE RATIFICATION OF THE APPOINTMENT OF BARZILY & CO. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008; AND (iii) IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE RETURN THIS PROXY CARED USING THE ENCLOSED POSTAGE – PAID ENVELOPE OR SEND VIA FACSIMILE TO International Dialing Code +972-2-999-7993

PLEASE MARK VOTE IN THE FOLLOWING MANNER

The Company recommends a vote FOR all items.  Shares will be so voted unless you otherwise indicate.

1.
The election of seven members of the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected, or until their earlier resignation or removal

Nominees: 01 – Daniel Cohen: 02 – Jacob Ronnel: 03 – Ariel Almog: 04 – Avraham Bahry: 05 – Jacob Faigenbaum: 06 - Jules M. Polak: 07 – Yoav Ronen:
  For All
      For                             Abstain                                                                          Except
[   ]                               [   ]                                                                                [   ]

To withhold authority to vote for the election of any individual, write the name(s) on the line below.

__________________________________
Nominee Exception

2.	The ratification of the appointment of Barzily & Co. as independent accountants for the fiscal year ending December 31, 2008:

For                                      Abstain                                           Against
[   ]                                    [   ]                                                      [   ]
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

NOTE:                 Please sign exactly as your name appears on this Card or on the envelope in which you received this Proxy.  Joint owners should each sign personally.  Corporation proxies should be signed by an authorized officer.  Executors, administrators, trustees, etc., should so indicate.

Date:  ____________________________________

Please Sign: _______________________________

Please Sign: _______________________________

To vote using this proxy form:

	Complete and sign the proxy printed above.
   Tear at the perforation, and mail the proxy form in the enclosed, postage paid envelope addressed to Standard Registrar & Transfer Co Inc., 12528 South 1840, East Draper, Utah 84020 or fax to Aryeh Reif, Adv., Corporate Secretary, at International Dialing Code +972-2-999-7993.